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                                     STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


                                  June 3, 2005
                Date of Report (Date of earliest event reported)
                                -----------------

                        Commission file number: 000-50760


                      FINANCIAL TELECOM LIMITED (USA), INC.
                      -------------------------------------
             (Exact name of registrant as specified in its charter)


          Nevada                                              58-2670972
----------------------------                         ---------------------------
(State or other jurisdiction                                (IRS Employer
     of incorporation)                               Identification File Number)


     306 Hang Bong Commercial Center, 28 Shanghai Street, Kowloon, Hongkong
     ----------------------------------------------------------------------
                    (Address of Principal Executive Offices)


               Registrant's telephone number, including area code:
                                 (852) 2868 0668
                                 ---------------

                                       N/A
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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                                TABLE OF CONTENTS

ITEM 5.02

Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

EX-99.1     PRESS RELEASE

SIGNATURE


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ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS.

5.02 (c) Appointment of Chief Financial Officer

5.02 (c) (1) Effective May 30, 2005, the company has appointed Mr Ronald Gorthuis as CFO of the company. Mr. Gorthuis is a Chartered Accountant with the Canadian Institute of Chartered Accountants, and holds a Bachelor degree in Business Studies from Simon Fraser University, Canada.

5.02 (c) (2) the information required by Items 401(a)(4), (a)(5), (c), and Items 404(a) and (b) of Regulation S-B (17 CFR 228.401(a)(4), (a)(5), (c), and
228.404(a) and (b), respectively) is as follows:

      Item 401(a)(4):
           From July 2003 to May 2005, Mr Gorthuis was a private consultant in the city of Shanghai. From June 1999 to July 2003, he served as partner with a major investment bank located in the middle east. Prior to this, he owned a public accounting practice, and was a senior member of KPMG.

      Item 401(a)(5):
           Mr Gorthuis is not a director in any other reporting company.

      Item 401(c ):
           Mr Gorthuis has no family relationships among directors, executive officers, or persons nominated or chosen by the company to become directors or executive officers.

      Item 404(a):
           The company has had no prior dealings with Mr Gorthuis or his family members, actual or proposed, during the previous 2 years.

      Item 404(b):
         There are no matters applicable to this item.

5.02 (c) (3) a brief description of the material terms of any employment agreement between the company and the officer is as follows: The term of the employment contract is one year. The compensation is a total value of $80,000, to be paid in cash in the amount of $30,000, and in restricted common shares to the value of $50,000. The shares are to be issued monthly, and the value per share is the average trading value for the previous 20 days. Upon completion of the contract term, and subject to final approval by the Board, the officer will be awarded an option to purchase up to a maximum of 250,000 shares at the price of 10 cents per share.


EXHIBITS
99.1      Press release issued on May 31, 2005 relating to the Appointment



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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           Financial Telecom Limited (USA), Inc.
                                           (REGISTRANT)

Date: June 3, 2005
                                           By: /s/ David Chen
                                               ---------------------------------
                                               David Chen
                                               Chief Executive Officer